NEXITY FINANCIAL CORPORATION INVESTOR PRESENTATION MARCH 31, 2008 Exhibit 99.1

Statements contained in this presentation which are not
historical facts are forward-looking statements as that
item is defined in the Private Securities Litigation Reform
Act of 1995. Such forward-looking statements are subject
to risks and uncertainties which could cause actual
results to differ materially from estimated results. Such
risks and uncertainties are detailed in the Company’s
filings with the Securities and Exchange Commission.
Forward Looking Statement

To build the most fundamentally sound high performance bank in the nation. Mission Statement

Corporate Profile
Headquartered in Birmingham, Alabama
Founded in 1999 by current management team
Total assets of $996 million as of March 31, 2008
Correspondent banking model
Funded with branchless deposits

Management Team
Name Title Age
Years in
Banking
Greg Lee Chairman and CEO 48 28
David Long President 45 23
Jack Moran EVP/Chief Financial Officer 46 24
Ken Vassey EVP/Senior Lending Officer 49 27
Cindy Russo EVP/Operations 50 28
Jimmie Wright SVP/Investment Department Manager 55 25
Shaw Lokey SVP/Correspondent Services 40 19

Strategic Advantages Unique business model in growing markets Exportable model Low-cost delivery channels Strong management team

Financial Summary
(dollars in thousands)
1Q08 1Q07
Assets $996,500 $881,015
Loans $654,916 $584,965
Deposits $561,136 $631,543
Net Income $679 $1,566
Net Interest Margin 2.35% 2.97%
Efficiency Ratio 80.17% 65.62%
NCOs / Avg. Loans * 0.00% 0.04%
NPAs / Total Assets 2.32% 0.59%
* The net charge-off ratio is QTD annualized

Business Model Nexity Portfolio Management Group, LLC Nexity Financial Services, Inc. Nexity Investments, Inc. Nexity Capital Management, LLC Nexity Financial Corporation Nexity Bank

Correspondent Banking Overview
Primary Services provided to community banks
•
Loan Participations
• Investment Services
• Funds Management Programs
•
Wealth Management Services (Nexity Financial Services, Inc.)
•
Data Processing Services (Fiserv Strategic Alliance)
•
Investment Portfolio Management (Nexity Portfolio Management, LLC)

Correspondent Banking Services
Loans Investments Funds Mgt.
•
Image Cash Letter
Clearing
•
Clearing/Funds
Management
•
Fed Funds
•
NexLink Online
Services
•
Escrow Services
•
Bond Strategies
•
Bond Sales
•
Trust Preferred
Securities
•
Brokered CDs
•
Asset/Liability
Management
•
Bond Accounting
•
Safekeeping
•
Purchase Participations
•
Sell Participations
•
Holding Company
Loans
•
Loans to Bank Officers
and Directors
•
De Novo Bank
Organizational Loans
•
Bank Stock Loans to
Individual Investors

Business Expansion 2007
Expanded the Investments Division in late February 2007
hiring seven investments professionals opening a Midwest
office in Milwaukee, Wisconsin.
Created a Wealth Management Subsidiary, Nexity Financial
Services, Inc. (NFSI), to offer services to community banks
and their consumers. Three Wealth Management professionals
joined NFSI to build this business.
Created Strategic Alliance with Fiserv to market their
outsourced data processing services.

Business Expansion 2008
Created Nexity Portfolio Management Group, LLC to partner
with community banks to optimize the asset/liability and
investment process.
Created Nexity Capital Management, LLC to manage and
oversee private investment partnership funds.
Created Strategic Alliance with Homeowners Mortgage to
assist clients in creating or increasing mortgage related
income.

Texas
(27)
Utah
(1)
Montana
California
(2)
Arizona
(3)
Idaho
Nevada
(3)
Oregon
Iowa
Colorado
Kansas
Wyoming
New Mexico
Missouri
(1)
Minnesota
Nebraska
(2)
Oklahoma
(3)
South Dakota
Washington
(1)
Arkansas
North Dakota
Louisiana
(2)
Illinois
(7)
Ohio
Florida
(26)
Georgia
(119)
Alabama
(40)
Wisconsin
(37)
Virginia
(6)
Indiana
(2)
Michigan
Mississippi
(3)
Kentucky
Tennessee
(11)
Pennsylvania
(1)
North
Carolina
(32)
South
Carolina
(41)
West
Virginia
New Jersey
Maine
New York
Vermont
Maryland
New Hampshire
Connecticut
Delaware
Massachusetts
Rhode Island
- Nexity Client Locations
- Nexity Bank Offices
•
•
•
•
•
•
•
•
•
Currently 370 community banking clients in 22 states
and the US Virgin Islands
USVI (1)
•

Correspondent Services Utilization
52% increase in bank clients since March 31, 2007
34% of customers use 2 or more Primary Services*
Financed bank stock for 35% of our customers
29% of customers sell us overnight Fed Funds
* Service areas include Loans, Investment Services and Funds Management.

De Novo Opportunities
FDIC Insured Institutions Formed
Number of
Banks
Q1 2008 2007 2006 2005 2004 2003 3/31/2008
Alabama 2 5 4 4 4 4 162
Florida 2 24 23 19 15 13 314
Georgia 5 13 21 13 14 13 357
North Carolina 2 4 9 3 7 2 112
South Carolina 1 3 8 3 1 1 93
Texas 4 24 9 6 9 10 652
Virginia 2 4 5 4 5 3 119
Wisconsin 0 3 1 3 0 1 295
Total 16 80 80 55 55 47 2,102

Financial Overview

Balance Sheet Highlights
(dollars in thousands)
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
$900,000
$1,000,000
$1,100,000
2004 2005 2006 2007 1Q2008
Loans - CAGR 17.7%
Deposits - CAGR 8.8%
Assets - CAGR 16.1%

Loan Portfolio Mix
25%
45%
22%
2%
6%
Commercial, financial, and agricultural Real estate - construction
Real estate - mortgage Installment loans to individuals
Home equity lines of credit
Data as of March 31, 2008

Deposit Mix
1%
1%
30%
0%
3%
40%
25%
Noninterest-bearing demand Interest-bearing checking Money market accounts
Savings accounts Brokered deposits Time deposits < $100K
Time deposits > $100K
Data as of March 31, 2008

Geographic Diversity
Loans
Georgia       26.28%
South Carolina       18.67%
Alabama 14.28%
Texas 8.33%
North Carolina        8.03%
Florida                     6.00%
Deposits*
Alabama 28.64%
California 9.30%
Florida 7.93%
Texas 7.24%
New York 4.94%
New Jersey 3.76%
Data as of March 31, 2008
* Deposit accounts are in all 50
states

Asset Quality 0.00% 0.50% 1.00% 1.50% 2.00% 2004 2005 2006 2007 Q1 2008 0.09% 0.07% 0.12% 0.07% 0.00% 0.31% 0.53% 0.59% 1.37% 2.32% NCOs/Avg. Loans NPAs/Total Assets

Net Interest Margin 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2004 2005 2006 2007 Q1 2008 2.97% 3.13% 3.15% 2.80% 2.35%

Efficiency Ratio 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2004 2005 2006 2007 Q1 2008 63.46% 63.30% 59.15% 70.19% 80.17%

Operating Income – Last Five Quarters
* Operating Income is Net Income Less Non-Recurring Income or Expense
(dollars in thousands)
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008

Valuation as of March 31, 2008 Price Per Share Tangible Book Value Per Share CAGR of Tangible Book Value Per Share Price/Tangible Book Price/12 Months Trailing EPS $6.81 $8.93 17.8% 76.3% 13.1x

Stock Buyback Programs
Total Shares Authorized in Buyback Programs
Shares Repurchased – 3/31/08
Percentage of Shares Outstanding
Remaining Shares in Programs
1,450,000
971,286
11%
478,714
*  Buyback programs started March 3, 2006

Investment Considerations Discounted Price Strong Fundamentals Tremendous Growth Opportunities

NEXITY FINANCIAL CORPORATION